UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2015

GALECTIN THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31791	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD, Ste 240

NORCROSS, GA 30071

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (678) 620-3186

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 6, 2015, Galectin Therapeutics Inc. (“Galectin”) entered into a Project Addendum to Master Services Agreement for clinical management services with PPD Development, L.P. (“PPD”). Pursuant to the Project Addendum, PPD will provide Galectin with clinical development services for its Phase II NASH-CX study. The specific services provided by PPD to Galectin are described in the Project Addendum. Galectin and PPD entered into the Master Services Agreement on January 8, 2015, however, until the parties entered into the Project Addendum, neither party had any material obligations under the Master Services Agreement. Galectin will make payments to PPD on a periodic basis as described in the Project Addendum.

Pursuant to the Project Addendum and in exchange for the services provided by PPD, Galectin will pay PPD a sum anticipated not to exceed approximately $14,941,804, consisting of direct fees of $8,866,490.71 and pass through costs estimated at $6,075,313.45. The term of the Project Addendum will commence on the effective date and end upon completion of all the services provided by PPD, unless terminated earlier in accordance with the provisions of the Master Services Agreement, which states that any Project Addenda is terminable by either party on 30 days’ notice. In the event of early termination, Galectin will pay PPD all direct fees and pass through costs for all services performed through the termination date.

The foregoing description of the Project Addendum is a summary only and is qualified by reference to the full text of the Project Addendum. The Project Addendum, together with the Master Services Agreement, is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01 Other Events

On March 12, 2015, Galectin issued a press release announcing, among other things, its relationship with PPD, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.:

10.1	Project Addendum (with Master Services Agreement), dated March 6, 2015, by and between Galectin Therapeutics Inc. and PPD Development, L.P.*

99.1	Press Release

*	Galectin Therapeutics, Inc. has requested confidential treatment with respect to portions of this exhibit. Those portions have been omitted from the exhibit and filed separately with the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Galectin Therapeutics Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galectin Therapeutics Inc.

Date: March 12, 2015	By:	/s/ Jack W. Callicutt
Jack W. Callicutt Chief Financial Officer

Exhibit Index

10.1	Project Addendum (with Master Services Agreement), dated March 6, 2015, by and between Galectin Therapeutics Inc. and PPD Development, L.P.*

99.1	Press Release

*	Galectin Therapeutics, Inc. has requested confidential treatment with respect to portions of this exhibit. Those portions have been omitted from the exhibit and filed separately with the U.S. Securities and Exchange Commission.